                       NOTICE OF GUARANTEED DELIVERY FOR
                           GOLDEN STATE HOLDINGS INC.

     This form or one substantially equivalent hereto must be used to accept the
Exchange Offer of Golden State Holdings Inc. (the "Company") made pursuant to
the Prospectus, dated           , 1998 (the "Prospectus"), if certificates for
the outstanding Floating Rate Notes due 2003 (the "Old Floating Rate Notes"),
the outstanding 6 3/4% Senior Notes due 2001 (the "Old 2001 Notes"), the
outstanding 7% Senior Notes due 2003 (the "Old 2003 Notes") and the outstanding
7 1/8% Senior Notes due 2005 (the "Old 2005 Notes") of the Company (together, the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York
City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below.
In addition, in order to utilize the guaranteed delivery procedure to tender Old
Floating Rate Notes, Old 2001 Notes, Old 2003 Notes or Old 2005 Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00
p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                 The Exchange Agent for the Exchange Offer is:
                              THE BANK OF NEW YORK

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
   By Hand or Overnight Delivery:           Facsimile Transmissions:          By Registered or Certified Mail:
        The Bank of New York              (Eligible Institutions Only)              The Bank of New York
         101 Barclay Street                      (212) 815-6339                 101 Barclay Street, Floor 7E
  Corporate Trust Services Window,                                                New York, New York 10286
            Ground Floor                    To Confirm by Telephone             Attn: Reorganization Section
      New York, New York 10286              or for Information call:
    Attn: Reorganization Section                 (212) 815-5789
                                                     Attn:

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Floating Rate Notes, Old 2001 Notes, Old
2003 Notes or Old 2005 Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery
Procedures" section of the Prospectus.

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
Principal Amount of Old Floating Rate Notes
  Tendered:*

$_________________________________________________   If Old Floating Rate Notes will be delivered by
Certificate Nos. (if available):                     book-entry transfer to The Depository Trust
                                                     Company, provide account number.

___________________________________________________  Account Number___________________________________
Total Principal Amount Represented by Old
  Floating Rate Notes Certificate(s):

___________________________________________________
Principal Amount of Old 2001 Notes Tendered:*

___________________________________________________
$                                                    If Old 2001 Notes will be delivered by book-entry
Certificate Nos. (if available)                      transfer to The Depository Trust Company, provide
                                                     account number.

________________________________________________     Account Number______________________________________
Total Principal Amount Represented by Old
  2001 Notes Certificate(s):

$_______________________________________________
Principal Amount of Old 2003 Notes Tendered:*

$_______________________________________________     If Old 2003 Notes will be delivered by book-entry
Certificate Nos. (if available):                     transfer to The Depository Trust Company, provide
                                                     account number.

________________________________________________     Account Number______________________________________
Total Principal Amount Represented by Old
  2003 Notes Certificate(s):

$_______________________________________________
Principal Amount of Old 2005 Notes Tendered:*

$________________________________________________    If Old 2005 Notes will be delivered by book-entry
Certificate Nos. (if available):                     transfer to The Depository Trust Company, provide
                                                     account number.

_________________________________________________    Account Number____________________________________
Total Principal Amount Represented by Old
  2005 Notes Certificate(s):

$________________________________________________

* Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.


 ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
 DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED
 HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES,
 SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                PLEASE SIGN HERE

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
X
 ----------------------------------                 ----------------------

X
 ----------------------------------                 ----------------------
 Signature(s) of Owner(s)                           Date
 or Authorized Signatory

 Area Code and Telephone Number:
                                 ------------------------

     Must be signed by the holder(s) of Old Floating Rate Notes, Old 2001 Notes, Old 2003 Notes or Old 2005 Notes as their name(s) appear(s) on certificates for Old Floating Rate Notes, Old 2001 Notes, Old 2003 Notes or Old 2005 Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):     ___________________________________________________________________

             ___________________________________________________________________

             ___________________________________________________________________

Capacity:     __________________________________________________________________

Address(es):  __________________________________________________________________

              __________________________________________________________________

              __________________________________________________________________

                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

Name of Firm:__________________________________    _____________________________________________
                                                                  (Authorized Signature)
Address:_______________________________________    Name:________________________________________
                          (Zip Code)                               (Please Type or Print)

Area Code and                                      Title:_______________________________________
Telephone No.:_________________________________    Dated:___________________________________, 1998


NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES FOR
                   OLD NOTES SHOULD ONLY BE SENT WITH YOUR
                            LETTER OF TRANSMITTAL.